SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2002

ONI Systems Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0–30633	77046–9657
(Commission File Number)	(IRS Employer Identification No.)

5965 Silver Creek Valley Road, San Jose, California	95138
(Address of Principal Executive Offices)	(Zip Code)

(408) 965-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5:    Other Events

The Agreement and Plan of Merger dated as of February 17, 2002 between CIENA Corporation and ONI Systems Corp. is attached as an exhibit to this report on Form 8–K.

Item 7:    Exhibits

2.01	Agreement and Plan of Merger dated as of February 17, 2002 between CIENA Corporation and ONI Systems Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2002

ONI SYSTEMS CORP.

By:	/s/ William R. Cumpston
William R. Cumpston Chief Operating Officer

EXHIBIT INDEX

Exhibit

2.01	Agreement and Plan of Merger dated as of February 17, 2002 between CIENA Corporation and ONI Systems Corp.

4